================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 24, 2003

                              BRE Properties, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       1-14306                 94-1722214
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

44 Montgomery Street, 36th floor, San Francisco, California           94104-4809
-----------------------------------------------------------           ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (415) 445-6530

________________________________________________________________________________
          (Former name or former address if changed since last report)

================================================================================

Item 5. On November 24, 2003, we announced that our board of directors has implemented a phased, one-year executive succession plan, culminating with the retirement of Frank C. McDowell, our president and chief executive officer, and the succession of Constance B. Moore, our executive vice president, chief operating officer, to the company's top position, on January 1, 2005. After that date, Mr. McDowell will continue to be associated with BRE, serving as an executive consultant to the company and on the board of directors.

                  In the first phase of the plan, effective January 1, 2004, Mr. McDowell will assume the role of vice chairman and chief executive officer; Ms. Moore will become president and chief operating officer, assuming day-to-day operating responsibility for the company. In the second phase, effective January 1, 2005, Ms. Moore will be named president and chief executive officer. Mr. McDowell, who currently serves on our board of directors, will vacate that post upon retirement.

                  Forward-Looking Statements

                  In addition to historical information, we have made forward-looking statements in this report on Form 8-K. These forward-looking statements pertain to, among other things, our proposed executive succession plan. Forward-looking statements involve numerous risks and uncertainties. You should not rely on these statements as predictions of future events because there is no assurance that the events or circumstances reflected in the statements can be achieved or will occur. Forward-looking statements are identified by words such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates," or "anticipates" or in their negative form or other variations, or by discussions of strategy, plans or intentions. Forward-looking statements are based on assumptions, data or methods that may be incorrect or imprecise or incapable of being realized. The following factors, as well as those factors set forth in the section entitled "Risk Factors" contained in our most recent annual report on Form 10-K, as amended, among others, could affect actual results and future events: defaults or non-renewal of leases, increased interest rates and operating costs, failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, failure to successfully integrate acquired properties and operations, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, inability to obtain necessary permits and public opposition to such activities), failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws and increases in real property tax rates. Our success also depends upon economic trends, including interest rates, income tax laws, governmental regulation, legislation, population changes and other factors. Do not rely solely on forward-looking statements, which only reflect management's analysis. We assume no obligation to update forward-looking statements. For more details, please refer to our SEC filings, including our most recent Annual Report on Form 10-K, as amended, and quarterly reports on Form 10-Q.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            (Registrant)

                       Date: November 24, 2003      By: /s/ Edward F. Lange, Jr.
                                                    ----------------------------
                                                            Edward F. Lange, Jr.